Exhibit 23.1



                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
                     ---------------------------------------

         We consent to the incorporation by reference in the registration Statement of Diamond Entertainment Corporation on Form S-8 of our report dated June 14, 1999, on our audit of the financial statements of Diamond Entertainment Corporation. We also consent to the reference of our firm under the caption "Experts" in the Prospectus forming part of such Registration Statement.




                                          /s/ Moore Stephens, P.C.
                                          ------------------------------
                                          MOORE STEPHENS, P.C.
                                          Certified Public Accountants


Cranford, New Jersey
August 24, 1999


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